Exhibit 10.11

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE COMPANY CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL AND THE OMITTED INFORMATION IS NOT MATERIAL.

EXECUTION VERSION

AMENDMENT AND RESTATEMENT DEED

RELATING TO A USD4,100,000,000 OFFSHORE TERM LOAN

FACILITY (AND AN ACCORDION FACILITY)

OFFSHORE FACILITY AGREEMENT DATED 15 MAY 2025

dated 10 September 2026

between

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(together with the Company)

collectively as Original Borrowers and Original Guarantors

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH

and

DBS BANK LTD.

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Mandated Lead Arranger and Joint Coordinator

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

listed in Schedule 3

STANDARD CHARTERED BANK (HONG KONG) LIMITED

acting as the Offshore Facility Agent

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

8 Marina Boulevard

#05-01 Marina Bay Financial Centre Tower 1

Singapore 018981

www.bakermckenzie.com

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AMENDMENT AND RESTATEMENT DEED

This Deed is dated 10 September 2026 and made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Wilayah Persekutuan, Malaysia ( “Company”);

(2)	THE SUBSIDIARIES OF THE COMPANY listed in Part I of Schedule 2 (The Original Parties) as original borrowers (together with the Company ( “Original Borrowers”);

(3)	THE COMPANIES listed in Part II of Schedule 2 (The Original Parties) as original guarantors (“Original Guarantors”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH and DBS BANK LTD. as green financing coordinators (collectively, “Green Financing Coordinators”);

(6)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, “Joint Coordinators”);

(7)

THE FINANCIAL INSTITUTIONS listed in Schedule 3 (The Original Offshore Financiers – Upsize Offshore Facility) as the original offshore financiers in respect of the Upsize Offshore Facility (as defined below) (“Original Offshore Financiers – Upsize Offshore Facility”); and

(8)	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Offshore Financiers ( “Offshore Facility Agent”).

RECITALS

A.

By an offshore facility agreement dated 15 May 2025 (“Offshore Facility Agreement”) made between, amongst others, (1) the Original Borrowers, (2) the Original Guarantors, (3) the Mandated Lead Arrangers, (4) the Joint Coordinators, (5) the Offshore Facility Agent, the Financiers (as defined therein) have agreed to make available to the Original Borrowers a term loan facility of up to the maximum aggregate principal amount of US Dollar One Billion and Seven Hundred Million (USD1,700,000,000.00) (“Initial Offshore Facility”) with an accordion facility, upon the terms and subject to the conditions therein.

B.

At the request of the Original Borrowers and in addition to the Initial Offshore Facility, the Financiers have agreed to grant to the Original Borrowers an upsize term loan facility of up to the maximum aggregate principal amount of US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) (“Upsize Offshore Facility”) upon the terms and subject to the conditions of this Deed.

C.	At the request of the Original Borrowers, the Financiers have agreed to amend and restate the terms of the Offshore Facility Agreement in accordance with the terms of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Terms defined in the Offshore Facility Agreement and/or the Common Terms Agreement shall, unless otherwise defined in this Deed, have the same meanings when used in this Deed and in addition:

“Amended and Restated Offshore Facility Agreement” means the Offshore Facility Agreement as amended and restated in the form set out in Schedule 1 (Amended and Restated Offshore Facility Agreement).

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated 10 September 2026 and made between, amongst others, (1) the Original Borrowers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Amendment and Restatement Deed (ICD)” means the amendment and restatement deed to the Intercreditor Deed dated 10 September 2026 and made between, amongst others, (1) the Original Borrowers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Effective Date” means the date on which the Amendment and Restatement Deed (CTA) becomes effective in accordance with the terms stipulated therein.

1.2	Interpretation

(a)

The rules of interpretation, currency provisions and third party rights provisions contained in Clause 1.2 (Construction) of the Offshore Facility Agreement shall apply to the construction of this Deed.

(b)

Unless contrary indication appears, any reference to the “Original Borrowers”, “Original Guarantors”, the “Offshore Facility Agent”, or a “Finance Party” shall be construed so as to include its successors, permitted assigns and permitted transferees.

(c)	Clause and Schedule headings are for ease of reference only.

1.3	Effect as a deed

This Deed shall take effect as a deed even if it is signed under hand by any party hereto.

2.	AMENDMENTS TO THE TERMS OF THE OFFSHORE FACILITY AGREEMENT

2.1	Amendments to the Offshore Facility Agreement

(a)	With effect from the Effective Date, the Offshore Facility Agreement shall be amended and restated in the form set out in Schedule 1 (Amended and Restated Offshore Facility Agreement).

(b)

Notwithstanding paragraph (a) above, the parties to this Deed agree and acknowledge that the amendments to Clause 10.2 (Commitment Fee) of the Amended and Restated Offshore Facility Agreement shall be deemed to take effect on and from 15 May 2026 and the commitment fee payable by the Company to the Offshore Facility Agent shall be calculated accordingly.

2.2	Confirmation of the Offshore Facility Agreement

The Original Borrowers and Original Guarantors confirm that:

(a)	as at the date of this Deed, the terms of the Offshore Facility Agreement remain in full force and effect; and

(b)	the terms of the Offshore Facility Agreement as amended by this Deed are in full force and effect from the Effective Date.

3.	CONFIRMATIONS OF GUARANTEES AND SECURITY DOCUMENTS

(a)

Each of the Original Borrowers and the Original Guarantors confirms that it has knowledge of and consents to the amendment and/or restatement of the Offshore Facility Agreement with effect from the Effective Date as contemplated in Clause 2 (Amendments to the terms of the Offshore Facility Agreement).

(b)	Each of the Original Guarantors confirms that:

(i)

its obligations under the guarantee in Clause 13 (Guarantee and indemnity) of the Offshore Facility Agreement continue in full force and effect and will continue to constitute legal, valid and binding obligations of each of the Original Guarantors, are not and will not be prejudiced, affected or discharged by the execution of this Deed, the amendment and/or restatement of the Offshore Facility Agreement with effect from the Effective Date; and

(ii)

its obligations under the guarantee in Clause 13 (Guarantee and indemnity) of the Offshore Facility Agreement will, with effect from the Effective Date, extend in all respects to the obligations of the Original Guarantors under the Amended and Restated Offshore Facility Agreement and the Finance Documents (as defined therein).

(c)	Each of the Original Borrowers and Original Guarantors confirms that:

(i)

its obligations under, and the Security created by, the Security Documents to which it is a party continue in full force and effect and will continue to constitute legal, valid and binding obligations of each of the Original Borrowers and the Original Guarantors, are not and will not be prejudiced, affected or discharged by the execution of this Deed or the amendment and/or restatement of the Offshore Facility Agreement with effect from the Effective Date except that, with effect from the Effective Date, references to the Offshore Facility Agreement in the Security Documents to which it is a party shall be construed as references to the Amended and Restated Offshore Facility Agreement; and

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(ii)

its obligations under, and the Security created by, the Security Documents to which it is a party will, with effect from the Effective Date, extend in all respects to the Amended and Restated Offshore Facility Agreement and the Finance Documents (as defined therein).

4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Original Borrowers and the Original Guarantors repeat the Repeating Representations on the date of this Deed and on the Effective Date, in each case, as if the references therein to “this Agreement” were references to this Deed.

4.2	Repetition

The representations and warranties set out in this Clause 4 are deemed to be made by the Original Borrowers and the Original Guarantors by reference to the facts and circumstances then existing on the date of this Deed and on the Effective Date (as the case may be).

5.	EXPENSES AND INDEMNITY

5.1	Expenses

The Company shall, within ten (10) Business Days (and in the case of legal fees, within thirty (30) Business Days) of demand, and whether or not the Effective Date has occurred, pay or reimburse to each of the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Finance Parties (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the preparation, negotiation and execution of this Deed and any other documents required in connection with this Deed.

5.2	Indemnity

The Original Borrowers and the Original Guarantors shall, whether or not the Effective Date has occurred, within ten (10) Business Days of demand, indemnify any Finance Party and any of their respective officers and employees against any cost, loss or liability incurred by any of them or by any of their respective officers, and employees as a result of any breach by any of the Original Borrowers or the Original Guarantors of the provisions of this Deed or the exercise or purported exercise of any of the rights and powers conferred on them by this Deed.

5.3	Fees

The Company shall pay all fees due from the Company in connection with this Deed in the amount and at the times agreed in a Fee Letter.

6.	MISCELLANEOUS

6.1	Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

6.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

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6.3	Construction as one instrument

This Deed shall be construed as supplementing and forming part of the Offshore Facility Agreement and shall be read accordingly.

6.4	Designation

The Offshore Facility Agent and each of the Company and the DayOne Companies hereby designate this Deed as a Finance Document.

6.5	Capacity of the Offshore Facility Agent

The Offshore Facility Agent confirms that it is executing this Deed on its own behalf and as agent for the Finance Parties and that it has been duly directed and authorised to do so in accordance with Clause 22 (Amendments and Waivers) of the Offshore Facility Agreement.

7.	GOVERNING LAW

This Deed is governed by and shall be construed in accordance with Singapore law.

8.	ENFORCEMENT

8.1	Jurisdiction

The provisions of Clause 26 (Enforcement) of the Offshore Facility Agreement shall be incorporated into this Deed as if set out in full in this Deed, mutatis mutandis and as if references in Clause 26 (Enforcement) to “this Agreement” are references to this Deed.

9.	STAMP DUTY

IT IS HEREBY AGREED AND DECLARED THAT:

(a)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility (as defined in the Amendment and Restatement Deed (ICD)) are instruments employed in one transaction to secure the sum of the Initial Offshore Facility being US Dollar One Billion and Seven Hundred Million (USD 1,700,000,000) for principal only and all monies accrued and payable under the Initial Offshore Facility within the meaning of Section 4(3) of the Stamp Act 1949 of Malaysia, and for the purpose of the said section, the Offshore Facility Agreement is deemed to be the principal instrument and this Deed is deemed to be the subsidiary instrument; and

(b)

this Deed, the Common Terms Agreement and the other Finance Documents – Offshore Facility are instruments employed in one transaction to secure the sum of the Upsize Offshore Facility being US Dollar Two Billion and Four Hundred Million (USD2,400,000,000.00) only and all monies due and payable thereon within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section, this Deed is deemed to be the principal instrument.

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SCHEDULE 1

AMENDED AND RESTATED OFFSHORE FACILITY AGREEMENT

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SCHEDULE 1

WG DATA HUB SDN. BHD.

as Company

DAYONE DATA CENTERS MALAYSIA I SDN. BHD.

DAYONE DATA CENTERS MALAYSIA II SDN. BHD.

DAYONE DATA CENTERS MALAYSIA III SDN. BHD.

(together with the Company)

as Original Borrowers and Original Guarantors

MAYBANK INVESTMENT BANK BERHAD,

STANDARD CHARTERED BANK (SINGAPORE) LIMITED,

UNITED OVERSEAS BANK LIMITED,

UNITED OVERSEAS BANK (MALAYSIA) BHD,

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

OCBC AL-AMIN BANK BERHAD,

CIMB INVESTMENT BANK BERHAD,

CIMB BANK BERHAD, SINGAPORE BRANCH and

DBS BANK LTD.

as Mandated Lead Arrangers, Joint Coordinators and Green Financing Coordinators

CRÉDITAGRICOLE CORPORATE AND INVESTMENT BANK

as Mandated Lead Arranger and Joint Coordinator

THE FINANCIAL INSTITUTIONS

listed in Schedule 1

as Original Offshore Financiers

THE FINANCIAL INSTITUTIONS

listed in Schedule 1

as Original Hedge Counterparties

STANDARD CHARTERED BANK (HONG KONG) LIMITED

as Offshore Facility Agent

Up to USD4,100,000,000 Term Loan Facility and an

Accordion Facility

OFFSHORE FACILITY AGREEMENT

dated 15 May 2025 as amended and restated by an amendment

and restatement deed dated 10 September 2026

Baker & McKenzie.Wong & Leow

(Reg. No. 200010145R)

38 Beach Road

#23-11 South Beach Tower

Singapore 189767

www.bakermckenzie.com

THIS AGREEMENT is dated 15 May 2025 and as amended and restated by an amendment and restatement deed dated 10 September 2026 and is made between:

(1)

WG DATA HUB SDN. BHD. (Registration No. 202301048472 (1542386-H)), a company incorporated in Malaysia and having its registered address at Level 21, Suite 21.01, The Gardens South Tower, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur ( “Company”);

(2)	THE SUBSIDIARIES OF THE COMPANY listed in Part I of Schedule 1 (The Original Parties) as original borrowers (together with the Company ( “Original Borrowers”);

(3)	THE COMPANIES listed in Part I of Schedule 1 (The Original Parties) as original guarantors (“Original Guarantors”);

(4)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDITAGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as mandated lead arrangers and bookrunners (collectively, “Mandated Lead Arrangers”);

(5)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH, CRÉDITAGRICOLE CORPORATE AND INVESTMENT BANK and DBS BANK LTD. as joint coordinators (collectively, “Joint Coordinators”);

(6)

MAYBANK INVESTMENT BANK BERHAD, STANDARD CHARTERED BANK (SINGAPORE) LIMITED, UNITED OVERSEAS BANK LIMITED, UNITED OVERSEAS BANK (MALAYSIA) BHD, OVERSEA-CHINESE BANKING CORPORATION LIMITED, OCBC AL-AMIN BANK BERHAD, CIMB INVESTMENT BANK BERHAD, CIMB BANK BERHAD, SINGAPORE BRANCH and DBS BANK LTD. as green financing coordinators (collectively, “Green Financing Coordinators”);

(7)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as original offshore financiers (“Original Offshore Financiers”);

(8)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Original Parties) as original hedge counterparties ( “Original Hedge Counterparties”); and

(9)	STANDARD CHARTERED BANK (HONG KONG) LIMITED as facility agent of the Finance Parties (other than itself) (“Offshore Facility Agent”).

WHEREAS:

(A)

The Original Borrowers have entered into a common terms agreement dated 15 May 2025, with, among others, the Mandated Lead Arrangers, Maybank Investment Bank Berhad as Common Terms Agent, the Facility Agent and the Original Offshore Financiers, which expression shall, where the context so admits, include the amended and restated Common Terms Agreement as amended and restated by an amendment and restatement deed dated 10 September 2026 (“Common Terms Agreement”).

(B)	The Original Borrowers have requested the Original Offshore Financiers to provide, and the Original Offshore Financiers have agreed to provide, to the Original Borrowers:

(i)	an initial term loan facility of the aggregate principal sum of US Dollar One Billion and Seven Hundred Million (USD1,700,000,000) (“Initial Offshore Facility”); and

(ii)	an upsize term loan facility of the aggregate principal sum of US Dollar Two Billion and Four Hundred Million (USD2,400,000,000) (“Upsize Offshore Facility”),

(collectively, the “Offshore Facility”), upon the terms and subject to the conditions set out herein and in the Finance Documents.

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, unless the context requires otherwise, terms defined in the Common Terms Agreement shall bear the same meanings when used herein and, in addition, the terms set out in this Clause 1.1 shall have the meanings described herein:

“Accession Letter” means a document substantially in the form set out in Schedule 2 (Form of Accession Letter).

“Accordion Facility” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Facility Commitment” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Facility Loan” means a loan made or to be made under the Accordion Facility or the principal amount outstanding for the time being of that loan.

“Accordion Increase” means in respect of an Accordion Increase Request, the amount of the increase in the Offshore Facility Commitment as allocated by the Common Terms Agent, pursuant to an Accordion Increase Request received from a Borrower, in accordance with Clause 2.3 (Increase Accordion Option) and clause 2.2 (Increase Accordion Option) of the Common Terms Agreement.

“Accordion Increase Accession Agreement” shall have the meaning given to it in the Common Terms Agreement.

“Accordion Increase Request” shall have the meaning given to it in the Common Terms Agreement.

“Additional Borrower” means a company which becomes an Additional Borrower in accordance with Clause 14 (Changes to the Obligors).

“Additional Guarantor” means a company which becomes an Additional Guarantor in accordance with Clause 14 (Changes to the Obligors).

“Additional Obligor” means an Additional Borrower or an Additional Guarantor.

“Administrative Party” means each of the Mandated Lead Arrangers, each of the Joint Coordinators, each of the Green Financing Coordinators and the Offshore Facility Agent.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Amendment and Restatement Deed (CTA)” means the amendment and restatement deed to the Common Terms Agreement dated 10 September 2026 and made between, amongst others, (1) the Original Borrowers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators, (5) the Offshore Facility Agent, (6) the Murabahah Facility Agent, (7) the Security Agent and (8) the Common Terms Agent.

“Amendment and Restatement Deed (OFA)” means the amendment and restatement deed to this Agreement dated 10 September 2026 and made between, amongst others, (1) the Original Borrowers, (2) the Mandated Lead Arrangers, (3) the Joint Coordinators, (4) the Green Financing Coordinators and (5) the Offshore Facility Agent.

“APLMA” means the Asia Pacific Loan Market Association Limited.

“Availability Period” means:

(a)	in relation to the Initial Offshore Facility, the period from and including the Original Agreement Date to and including the earlier of:

(i)	the date falling 48 Months after the Original Agreement Date; and

(ii)	the date on which the Offshore Facility is fully utilised, cancelled or terminated under the provisions of this Agreement and the Common Terms Agreement;

(b)	in relation to the Upsize Offshore Facility, the period from and including the Effective Date to and including the earlier of:

(i)	the date falling 48 Months after the Original Agreement Date; and

(ii)	the date on which the Upsize Offshore Facility is fully utilised, cancelled or terminated under the provisions of this Agreement and the Common Terms Agreement; and

(c)	in relation to the Accordion Facility, the period from and including the Accordion Increase Effective Date to the date as determined in the Accordion Increase Accession Agreement.

“Available Commitment” means, in relation to a Facility, a Financier’s Commitment under that Facility minus:

(a)	the amount of its participation in any outstanding Loans under that Facility; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made under that Facility on or before the proposed Utilisation Date.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Financier’s Available Commitment in respect of that Facility.

“Borrower” means an Original Borrower or an Additional Borrower.

“Break Costs” means all losses, costs and expenses (but excluding the Margin) which a Financier determines will be or have been incurred by that Financier in breaking any funding arrangement, redeploying funds and unwinding hedge arrangements, if any, due to the cancellation, prepayment or termination of any Loan under the Facility or part thereof.

“Business Day” has the meaning given to that term in the Common Terms Agreement.

“Central Bank Rate” has the meaning given to that term in the Compounded Rate Terms.

“Central Bank Rate Adjustment” has the meaning given to that term in the Compounded Rate Terms.

“Code” means the US Internal Revenue Code of 1986.

“Commitments” means at any time, the Offshore Facility Commitment (being US Dollar Four Billion and One Hundred Million (USD4,100,000,000)) at the date of the Amendment and Restatement Deed (OFA)), and which, subject to an Accordion Increase pursuant to clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement, may be increased in accordance with clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement.

“Compounded Rate Supplement” means a document which:

(a)	is agreed in writing by the Company and the Offshore Facility Agent (acting on the instructions of Majority Financiers);

(b)	specifies the relevant terms which are expressed in this Agreement to be determined by reference to Compounded Rate Terms; and

(c)	has been made available to the Company and each Finance Party.

“Compounded Rate Terms” means the terms set out in Schedule 4 (Compounded Rate Terms) or in any Compounded Rate Supplement.

“Compounded Reference Rate” means, in relation to any RFR Banking Day during the Interest Period of a Loan, the percentage rate per annum which is the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day, and if that rate is less than zero, the Compounded Reference Rate shall be deemed to be zero.

“Compounding Methodology Supplement” means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which:

(a)	is agreed in writing by the Borrowers, the Offshore Facility Agent (in its own capacity) and the Offshore Facility Agent (acting on the instructions of Majority Financiers);

(b)	specifies a calculation methodology for that rate; and

(c)	has been made available to the Company and each Finance Party.

“Cumulative Compounded RFR Rate” means, the percentage rate per annum determined by the Offshore Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Offshore Facility Agent) in accordance with the methodology set out in Schedule 6 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Non-Cumulative Compounded RFR Rate” means, in relation to any RFR Banking Day during an Interest Period for a Loan, the percentage rate per annum determined by the Offshore Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Offshore Facility Agent) in accordance with the methodology set out in Schedule 5 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Rate” means the rate specified as such in the Compounded Rate Terms.

“Default” means an Event of Default or any event or circumstance specified in the Common Terms Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Effective Date” means the date on which the Amendment and Restatement Deed (CTA) becomes effective in accordance with the terms stipulated therein.

“Facilities” means the Offshore Facility and the Accordion Facility and references to “Facility” shall mean either one of them.

“Facility Office” means the office or offices notified by a Financier to the Offshore Facility Agent in writing on or before the date it becomes a Financier (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)

in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters referring to this Agreement or the Facilities between one or more Administrative Parties and the Company setting out any of the fees referred to in Clause 10 (Fees).

“Final Maturity Date” means the date which is sixty (60) Months from the Original Agreement Date and if such date is not a Business Day, the Final Maturity Date shall be the immediately preceding Business Day.

“Finance Document” means this Agreement, the Security Documents, the Intercreditor Deed, the Common Terms Agreement, the Hedging Agreements, any Accession Letter, any Fee Letter, any Utilisation Request, any Selection Notice, any Compounded Rate Supplement, any Compounding Methodology Supplement, any Accordion Increase Accession Agreement and any other document designated as such by the Offshore Facility Agent and the Company.

“Finance Party” means each Administrative Party, a Financier or a Hedge Counterparty.

“Financial Close Date” means the Business Day on which the Common Terms Agent notifies the Company and the Finance Parties that all the conditions precedent referred to in schedule 2 (Conditions Precedent) to the Common Terms Agreement have either been satisfied or waived.

“Financier” means:

(a)	any Offshore Financier; and

(b)

any Accordion Financier and any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement.

“Funding Rate” means any individual rate notified by a Financier to the Offshore Facility Agent pursuant to paragraph (a) (ii) of Clause 9.3 (Cost of funds).

“Guarantor” means an Original Guarantor or an Additional Guarantor.

“Hedge Counterparty” means any Original Hedge Counterparty and (at the time the relevant Hedging Agreement is entered into) an Affiliate thereof, an Accordion Financier or its Affiliate, which has become a Hedge Counterparty in accordance with clause 19.15 (Accession of Hedge Counterparties) of the Common Terms Agreement and which is or has become a party to the Intercreditor Deed in accordance with the provisions of the Intercreditor Deed, which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement or other Finance Documents.

“Hedging Agreement” means any master agreement, confirmation, transaction, schedule or other agreement entered into or to be entered into by the Company and/or any other Borrower with a Hedge Counterparty in relation to the Hedging Arrangements.

“Hedging Arrangements” means the hedging transactions entered or to be entered into between the Company and/or any other Borrower with the Hedge Counterparties in relation to hedging of exposures to fluctuations of interest rate and currency exchange rate in respect of the Facilities, upon the terms and subject to the conditions of the Hedging Agreements.

“Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

“Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Interest Payment” means the aggregate amount of interest that:

(a)	is, or is scheduled to become, payable under any Finance Document; and

(b)	relates to a Loan.

“Initial Offshore Facility Commitment” means:

(a)

in relation to an Original Offshore Financier, the amount set opposite its name under the heading “Initial Offshore Facility Commitment” in Part I of Schedule 1 (The Original Parties) and the amount of any other Initial Offshore Facility Commitment transferred to it under this Agreement; and

(b)

in relation to any other Financier, the amount of any Initial Offshore Facility Commitment transferred to it by an Original Offshore Financier or any other Offshore Financier under the Common Terms Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 8 (Interest Periods) and clause 5.4 (Selection of Interest Periods and Profit Periods) of the Common Terms Agreement and, in relation to an Unpaid Sum, each period determined in accordance with Clause 7.3 (Default interest).

“Loan” means an Offshore Facility Loan or an Accordion Facility Loan, and references to “Loans” shall be construed accordingly.

“Lookback Period” means the number of days specified as such in the Compounded Rate Terms.

“Majority Financiers” means:

(a)

if there is no Loan then outstanding, a Financier or Financiers whose Commitments aggregate more than 66 2/3 per cent. (66 2⁄3%) of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. (66 2⁄3%) of the Total Commitments immediately prior to the reduction); or

(b)	at any other time, a Financier or Financiers whose participation in the Loans then outstanding aggregate more than 66 2/3 per cent. (66 2⁄3%) of the Loans then outstanding.

“Margin” means two point two (2.20%) per cent. per annum, or upon the occurrence of the DayOne Parent IPO, two point one per cent. (2.10%) per annum effective from the immediate next Interest Period. For the avoidance of doubt, if the DayOne Parent is delisted or ceases to be listed on an Approved Stock Exchange, the Margin shall revert back to two point two per cent. (2.20%) per annum commencing from the immediate next Interest Period at that time.

“Market Disruption Rate” means the rate (if any) specified as such in the Compounded Rate Terms.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)

(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)

an Interest Period for any Loan shall begin on the Utilisation Date of the relevant Loan and end on the 15th of the calendar month in which that Interest Period is to end (or any other date as may be agreed by the Common Terms Agent), subject to the “Business Day Conventions” under the Compounded Rate Terms.

“Obligors” means the Borrowers and the Guarantors , and “Obligor” means each one of them.

“Obligors’ Agent” means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.5 (Obligors’ Agent).

“Offshore Facility Commitments” means collectively, the Initial Offshore Facility Commitment and the Upsize Offshore Facility Commitment and references to “Offshore Facility Commitment” shall be construed accordingly.

“Offshore Facility Loan” means a loan made or to be made under the Offshore Facility or the principal amount outstanding for the time being of that loan.

“Offshore Financier” means:

(a)	any Original Offshore Financier; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement,

which in each case has not ceased to be a Party as such in accordance with the terms of the Common Terms Agreement or other Finance Documents.

“Original Agreement Date” means 15 May 2025.

“Original Obligor” means an Original Borrower or an Original Guarantor.

“Party” means a party to this Agreement.

“Pipeline Project” means a project as may be agreed by the Company and the Majority Joint Coordinators.

“Pipeline Project Costs” means the total development cost in respect of a Pipeline Project.

“Relevant Market” means the market specified as such in the Compounded Rate Terms.

“Repayment Date” means each of the repayment dates of the Offshore Facility as set out in Clause 6.1(a) (Repayment of Loans).

“Repayment Instalments” has the meaning given under Clause 6.1(a) (Repayment of Loans).

“Reporting Day” means the day specified as such in the Compounded Rate Terms.

“Reporting Time” means the relevant time (if any) specified as such in the Compounded Rate Terms.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“RFR” means the rate specified as such in the Compounded Rate Terms.

“RFR Banking Day” means any day specified as such in the Compounded Rate Terms.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent” means CIMB INVESTMENT BANK BERHAD.

“Selection Notice” means a notice substantially in the form set out in schedule 5 (Selection Notice) of the Common Terms Agreement.

“SIAC Rules” has the meaning given to such term in Clause 26.1 (Arbitration).

“Specified Time” means a day or time determined in accordance with Schedule 3 (Timetables).

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Tax Deduction” has the meaning given to such term in Clause 11.1 (Tax definitions).

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“Upsize Offshore Facility Commitment” means:

(a)

in relation to an Original Offshore Financier, the amount set opposite its name under the heading “Upsize Offshore Facility Commitment” in Part I of Schedule 1 (The Original Parties) and the amount of any other Upsize Offshore Facility Commitment transferred to it under this Agreement; and

(b)

in relation to any other Financier, the amount of any Upsize Offshore Facility Commitment transferred to it by an Original Offshore Financier or any other Offshore Financier under the Common Terms Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

“US” means the United States of America.

“US Tax Obligor” means:

(a)	a Borrower which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

“Utilisation” means a utilisation of a Facility.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Loan is to be made.

“Utilisation Request” means a notice substantially in the form set out in schedule 4 (Utilisation Request) of the Common Terms Agreement.

1.2	Construction

The provisions of clause 1.2 (Construction), clause 1.3 (Currency) and clause 1.4 (Third Party Rights) of the Common Terms Agreement are incorporated herein by reference.

SECTION 2

THE FACILITIES

2.	THE FACILITIES

2.1	Common Terms Agreement

This Agreement and the rights and obligations of the Parties hereunder shall be subject to the terms and conditions of the Common Terms Agreement and the Intercreditor Deed, including, without limitation:

(a)	the purpose of utilisation provisions in clause 3.1 (Purpose) of the Common Terms Agreement;

(b)	the further conditions precedent in clause 4.2 (Further Conditions Precedent) of the Common Terms Agreement;

(c)	the utilisation in clause 5.1 (Utilisation) of the Common Terms Agreement;

(d)	the mandatory prepayment, voluntary prepayment/early settlement and voluntary cancellation provisions in clause 7 (Prepayment and cancellation) of the Common Terms Agreement;

(e)	the indemnities provisions in clause 11 (Other Indemnities) and the mitigation provisions in clause 12 (Mitigation by the Finance Parties) of the Common Terms Agreement;

(f)

the representations in clause 13 (Representations), the information undertakings in clause 14 (Information Undertakings), the financial covenants in clause 15 (Financial Covenants), the general undertakings in clause 16 (General Undertakings) and the accounts undertakings in clause 17 (Accounts Undertakings) of the Common Terms Agreement; and

(g)	the events of default in clause 18 (Events of Default) of the Common Terms Agreement,

as well as any other common terms and conditions in relation to costs and expenses, fees, the role of agents, changes to the financiers, sharing among financiers, intercreditor, security sharing, voting arrangements, administration, notices and communications in the Common Terms Agreement and the Intercreditor Deed. In the event of any conflict between any of the terms and conditions under this Agreement and the Common Terms Agreement and the Intercreditor Deed, those of the Common Terms Agreement and the Intercreditor Deed shall prevail.

2.2	The Facilities

Subject to the terms of this Agreement, the Financiers make available to the Borrowers:

(a)	a US Dollar term loan facility in an aggregate amount equal to the Offshore Facility Commitment; and

(b)	a US Dollar term loan facility in an aggregate amount equal to the Accordion Facility Commitment.

2.3	Increase – Accordion Option

A Borrower may, by delivery to the Common Terms Agent and the Offshore Facility Agent of a duly completed Accordion Increase Request, request for the Accordion Facility in accordance with Common Terms Agreement.

2.4	Finance Parties’ rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Offshore Facility Agent on its behalf) is a debt owing to that Finance Party by that Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

2.5	Obligors’ Agent

(a)

Each Obligor (other than the Company) by its execution of this Agreement or an Accession Letter irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)

the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including, in the case of a Borrower, Utilisation Requests), to execute on its behalf any Accession Letter, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.

3.	PURPOSE

3.1	Purpose

The Borrowers shall apply all amounts borrowed by it under the Facilities for the following purposes:

(a)	in respect of the Offshore Facility:

(i)

to refinance the Existing Facilities in full (including to repay DayOne Singapore in respect of the intercompany loan granted by DayOne Singapore to DayOne Malaysia II with the proceeds of the KTP Plot 1 Facility);

(ii)	to part-finance the Initial Development Project Costs; and

(iii)	to finance the transaction costs and expenses in relation to the Offshore Facility;

(b)

in respect of the Accordion Facility, to part-finance up to the lower of (i) RM 3,500,000,000 and (ii) seventy per cent. (70%) of the Pipeline Project Costs, or, upon the occurrence of the DayOne Parent IPO, sixty-five per cent. (65%) of the Pipeline Project Costs.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

The Borrowers may not deliver any Utilisation Request unless the Financial Close Date has occurred.

4.2	Further conditions precedent

The Financiers will only be obliged to comply with Clause 5.2 (Financiers’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date the conditions set out in clause 4.2 (Further conditions precedent) of the Common Terms Agreement are satisfied in accordance with the provisions therein.

4.3	Maximum number of Loans

(a)	In the case of the original Commitments, a Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation more than ten (10) Loans would be outstanding.

(b)

In the case of an increase of the Commitments pursuant to Clause 2.3 (Increase - Accordion Option), a Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation more than ten (10) Loans would be outstanding. For the avoidance of doubt, the ten (10) Loans referred to in this paragraph (b) is the total amount of Loans outstanding under paragraph (a) above and this paragraph (b).

SECTION 3

UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request

(a)	A Borrower may utilise a Facility by delivery of a duly completed Utilisation Request in accordance with clause 5.1 (Utilisation) of the Common Terms Agreement.

(b)	A Utilisation under the Upsize Offshore Facility may only be made after the Initial Offshore Facility has been fully utilised.

5.2	Financiers’ participation

(a)

If the conditions set out in this Agreement and the Common Terms Agreement have been met, each Financier shall make its participation in the relevant Loan available by the Utilisation Date through its Facility Office.

(b)	The amount of each Financier’s participation in a Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making a proposed Loan.

(c)	The Offshore Facility Agent shall notify each Financier of the amount of a Loan, and the amount of its participation in that Loan in each case by the Specified Time.

5.3	Cancellation of Available Facility

The Offshore Facility Commitment or the Accordion Facility Commitment which, at that time, is unutilised shall be immediately cancelled at 5 p.m. on the last day of the applicable Availability Period.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

6.	REPAYMENT

6.1	Repayment of Loans

(a)	Subject to the provisions of this Agreement, the Borrowers shall repay the Offshore Facility Loans in six (6) instalments (“Repayment Instalments”) in the manner as set out below:

	Repayment Date	Repayment Instalment (% of Offshore Facility Commitment)
1.	Such date falling thirty (30) Months from the Original Agreement Date	3%
2.	Such date falling thirty-six (36) Months from the Original Agreement Date	3%

3.	Such date falling forty-two (42) Months from the Original Agreement Date	4%
4.	Such date falling forty-eight (48) Months from the Original Agreement Date	4%
5.	Such date falling fifty-four (54) Months from the Original Agreement Date	6%
6.	Such date falling sixty (60) Months from the Original Agreement Date (“Final Maturity Date”)	80% or if less, all of the remaining Offshore Facility Loans outstanding.

(b)

If a Review Event has occurred and has not been remedied within the Review Event Cure Period in accordance with the Common Terms Agreement, the Borrowers shall prepay, within five (5) Business Days from the last day of the Review Event Cure Period, five per cent. (5%) of the Offshore Facility Loans outstanding and thereafter, each of the Repayment Instalments set out under items 1 to 5 in the table above that falls after the last day of the Review Event Cure Period, shall be increased by one per cent. (1%) each, and accordingly the last Repayment Instalment shall be reduced accordingly.

(c)

In the case where the Accordion Facility is made available to the Borrowers pursuant to clause 2.2 (Increase – Accordion Option) of the Common Terms Agreement, the Borrowers shall repay the Accordion Facility Loans in the manner as set out in the Accordion Increase Accession Agreement.

6.2	Voluntary cancellation

Any Borrower may cancel the whole or any part of an Available Facility by delivery of a notice in accordance with the provisions of the Common Terms Agreement.

6.3	Voluntary prepayment

(a)

A Borrower to which a Loan has been made may prepay on the last day of an Interest Period applicable thereto the whole or any part of any Loan if it gives a notice in accordance with the Common Terms Agreement.

(b)	The Loans may be prepaid only after the last day of the applicable Availability Period or, if earlier, the day on which the Available Facility is zero.

(c)	Any prepayment under this Clause 6.3 shall be applied in the inverse order of maturity and rateably among the participations of all Financiers.

6.4	Right of prepayment and cancellation in relation to a single Financier

(a)	If:

(i)	any sum payable to any Financier by an Obligor is required to be increased under Clause 11 (Tax Gross up and Indemnities); or

(ii)	any Financier claims indemnification from an Obligor (other than the DayOne Parent) under Clause 11.3 (Tax indemnity),

the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Offshore Facility Agent notice of cancellation of the Commitment of that Financier and its intention to procure the prepayment of that Financier’s participation in the Loans or give the Offshore Facility Agent in accordance with paragraph (d) below.

(b)	On receipt of a written notice referred to in paragraph (a) above, the Available Commitment of that Financier shall immediately be reduced to zero.

(c)	The Borrower shall prepay that Financier’s participations in the Loans made to it on the earlier of the following dates:

(i)	the last day of the Interest Period of the Loans made to it occurring after that Borrower has given written notice under paragraph (a) above; and

(ii)	the date specified by that Borrower in that written notice.

(d)

If any of the circumstances set out in paragraph (a) above apply to a Financier the Company may, on seven (7) Business Days’ prior notice to the Offshore Facility Agent and that Financier, replace that Financier by requiring that Financier to (and, to the extent permitted by law, that Financier shall) transfer pursuant to clause 19 (Changes to the Finance Parties) of the Common Terms Agreement all (and not part only) of its rights and obligations under the Finance Documents to a Financier or other bank, financial institution, trust, fund or other entity selected by the Company which confirms its willingness to assume and does assume all the obligations of the transferring Financier in accordance with clause 19 (Changes to the Finance Parties) of the Common Terms Agreement for a purchase price in cash or other cash payment payable at the time of the transfer in an amount equal to the outstanding principal amount of such Financier’s participation in the outstanding Loan and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Financier pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Offshore Facility Agent;

(ii)	neither the Offshore Facility Agent nor any Financier shall have any obligation to find a replacement Financier;

(iii)	in no event shall the Financier replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Financier pursuant to the Finance Documents; and

(iv)

no Financier shall be obliged to transfer its rights and obligations pursuant to paragraph (d) above unless it is satisfied that it has complied with all necessary “know your customer” and other similar checks under all applicable laws and regulations that it is required (or deems desirable) to conduct in relation to that transfer.

(f)

A Financier shall perform the checks described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Offshore Facility Agent and the Company when it is satisfied that it has complied with those checks.

6.5	Restrictions

(a)

Any notice of cancellation or prepayment given by any Party under this Clause 6 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount repaid or prepaid and, subject to any Break Costs, without premium or penalty.

(c)	No Borrower may reborrow any part of a Facility which is prepaid.

(d)	The Borrowers shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Offshore Facility Agent receives a notice under this Clause 6.5 it shall promptly forward a copy of that notice to either the Company or the affected Financier, as appropriate.

(g)

If all or part of a Loan is repaid or prepaid and is not available for redrawing, an amount of that Financier’s Commitment (equal to the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment. Any cancellation under this Clause 6.5 (other than in connection with any repayment or, as the case may be, prepayment under Clause 6.4 (Right of Prepayment and Cancellation in Relation To A Single Financier)) shall reduce the Commitments of the relevant Financiers rateably.

SECTION 5

COSTS OF UTILISATION

7.	INTEREST

7.1	Calculation of interest

(a)	The rate of interest on each Loan for any day during each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	Compounded Reference Rate for that day.

(b)	If any day during an Interest Period for a Loan is not an RFR Banking Day, the rate of interest on that Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day.

7.2	Payment of interest

The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period.

7.3	Default interest

(a)

If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which is two per cent. (2.0%) per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Offshore Facility Agent (acting reasonably). Any interest accruing under this Clause 7.3 shall be immediately payable by the Obligor on demand by the Offshore Facility Agent.

(b)

Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

7.4	Notification of rates of interest

(a)	The Offshore Facility Agent shall promptly upon an Interest Payment being determinable notify:

(i)	the Obligors’ Agent of that Interest Payment;

(ii)	each relevant Financier of the proportion of that Interest Payment which relates to that Financier’s participation in the relevant Loan; and

(iii)	the relevant Financiers and the Obligors’ Agent of:

(A)	each applicable rate of interest relating to the determination of that Interest Payment; and

(B)	to the extent it is then determinable, the Market Disruption Rate (if any) relating to the relevant Loan.

This paragraph (a) shall not apply to any Interest Payment determined pursuant to Clause 9.3 (Cost of funds).

(b)	The Offshore Facility Agent shall promptly notify the Obligors’ Agent of each Funding Rate relating to a Loan.

(c)

The Offshore Facility Agent shall promptly notify the relevant Financiers and the Obligors’ Agent of the determination of a rate of interest relating to a Loan to which Clause 9.3 (Cost of funds) applies.

(d)	This Clause 7.4 shall not require the Offshore Facility Agent to make any notification to any Party on a day which is not a Business Day.

8.	INTEREST PERIODS

8.1	Selection of Interest Periods

A Borrower (or the Company on behalf of a Borrower) may select an Interest Period for a Loan in the Utilisation Request for that Loan or (in respect of a Loan that has already been borrowed) in a Selection Notice in accordance with clause 5.4 (Selection of Interest Periods and Profit Periods) of the Common Terms Agreement.

8.2	Non-Business Days

(a)

Other than where paragraph (b) below applies, if an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	If there are rules specified as “Business Day Conventions” in the Compounded Rate Terms, those rules shall apply to each Interest Period for a Loan.

9.	CHANGES TO THE CALCULATION OF INTEREST

9.1	Interest calculation if no RFR or Central Bank Rate

If:

(a)	there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a Loan; and

(b)	“Cost of funds will apply as a fallback” is specified in the Compounded Rate Terms,

Clause 9.3 (Cost of funds) shall apply to that Loan for that Interest Period.

9.2	Market disruption

If:

(a)	a Market Disruption Rate is specified in the Compounded Rate Terms; and

(b)

before the Reporting Time, the Offshore Facility Agent receives notifications from a Financier or Financiers (whose participations in a Loan exceed thirty five per cent. (35%) of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of that Market Disruption Rate,

Clause 9.3 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

9.3	Cost of funds

(a)

If this Clause 9.3 applies to a Loan for an Interest Period, Clause 7.1 (Calculation of interest) shall not apply to that Loan for that Interest Period and the rate of interest on that Loan for that Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the applicable Margin; and

(ii)

the rate notified to the Offshore Facility Agent by that Financier as soon as practicable and in any event by the Reporting Time, to be that rate which expresses as a percentage rate per annum the cost to the relevant Financier of funding its participation in that Loan from whatever source it may reasonably select.

(b)

If this Clause 9.3 applies and the Offshore Facility Agent or the Company so requires, the Offshore Facility Agent and the Company shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)

Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Financiers and the Company, be binding on all Parties. For the purpose of this paragraph (c), if a Financier does not provide its consent within ten (10) Business Days of it being notified by the Offshore Facility Agent of the alternative basis agreed pursuant to paragraph (b) above, that Financier shall be deemed to have consented to such alternative basis.

(d)	If this Clause 9.3 applies pursuant to Clause 9.2 (Market disruption) and in relation to a Loan:

(i)	a Financier’s Funding Rate is less than the relevant Market Disruption Rate; or

(ii)

a Financier does not notify a rate by the Reporting Time, the cost to that Financier of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Market Disruption Rate for that Loan.

(e)

Subject to paragraph (d) above if this Clause 9.3 applies but any Financier does not notify a rate to the Offshore Facility Agent by the Reporting Time the rate of interest shall be calculated on the basis of the rates notified by the remaining Financiers.

(f)	If this Clause 9.3 applies the Offshore Facility Agent shall, as soon as is practicable, notify the Company.

9.4	Break Costs

(a)

Each Borrower shall, within ten (10) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day prior to the last day of an Interest Period for that Loan or Unpaid Sum.

(b)

Each Financier shall, as soon as reasonably practicable after a demand by the Offshore Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.

10.	FEES

10.1	Fees to Finance Parties

The Company shall pay to the relevant Finance Parties the applicable fees in the amount and at the times agreed in any Fee Letter.

10.2	Commitment fee

The Company shall pay to the Offshore Facility Agent (for the account of each Financier) a commitment fee in US Dollar computed and accruing on a daily basis at the following rates:

(a)	in respect of the period commencing from the Original Agreement Date and ending on (and including) 14 May 2026, [***] per annum; and

(b)

in respect of the period commencing from 15 May 2026 (in the case of the Accordion Facility Commitment, the Accordion Increase Effective Date) and ending on (and including) the last day of the applicable Availability Period (or, if any such day shall not be a Business Day, at such close of business on the immediately preceding Business Day), [***] per annum, calculated on each Financier’s Available Commitment during the applicable Availability Period.

The accrued commitment fee is payable on the last day of the third (3rd) Month after the Original Agreement Date (in the case of the Accordion Facility Commitment, the Accordion Increase Effective Date) and subsequently, each successive period of three (3) Months thereafter during the applicable Availability Period.

10.3	Offshore Facility Agency fee

The Company shall pay to the Offshore Facility Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

11.	TAX GROSS-UP AND INDEMNITIES

11.1	Tax definitions

In this Clause 11:

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means an increased payment made by an Obligor to a Finance Party under Clause 11.2 (Tax gross-up) or a payment under Clause 11.3 (Tax indemnity).

Unless a contrary indication appears, in this Clause 11 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

11.2	Tax gross-up

(a)

All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Obligor is required to make a Tax Deduction, in which case the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.

(b)

The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Offshore Facility Agent accordingly. Similarly, a Financier shall notify the Offshore Facility Agent on becoming so aware in respect of a payment payable to that Financier. If the Offshore Facility Agent receives such notification from a Financier it shall notify the Company and that Obligor.

(c)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(d)

Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Offshore Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

11.3	Tax indemnity

(a)

Without prejudice to Clause 11.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is asserted, imposed, levied or assessed against any Finance Party, the Company shall, within three Business Days of demand of the Offshore Facility Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 11.3 shall not apply to:

(i)

any Tax imposed on and calculated by reference to the net income actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which such Finance Party is incorporated;

(ii)

any Tax imposed on and calculated by reference to the net income of the Facility Office of such Finance Party actually received or receivable by such Finance Party (but, for the avoidance of doubt, not including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party but not actually receivable) by the jurisdiction in which its Facility Office is located; or

(iii)	a FATCA Deduction required to be made by a Party.

(b)

A Finance Party intending to make a claim under paragraph (a) above shall notify the Offshore Facility Agent of the event giving rise to the claim, whereupon the Offshore Facility Agent shall notify the Company thereof.

(c)	A Finance Party shall, on receiving a payment from an Obligor under this Clause 11.3, notify the Offshore Facility Agent.

11.4	Tax credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

11.5	Stamp taxes

The Company shall:

(a)	pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document; and

(b)

within ten (10) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to any stamp duty, registration or other similar Tax paid or payable in respect of any Finance Document.

11.6	Indirect tax

(a)

All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax.

(b)

Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit or repayment in respect of the Indirect Tax.

11.7	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)

If a Borrower is a US Tax Obligor or the Offshore Facility Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Financier shall, within 10 Business Days of:

(i)	where an Original Borrower is a US Tax Obligor and the relevant Financier is an Original Offshore Financier, the Original Agreement Date;

(ii)	where a Borrower is a US Tax Obligor on a date on which any other Financier becomes a Party as a Financier, that date;

(iii)	the date a new US Tax Obligor accedes as a Borrower; or

(iv)	where a Borrower is not a US Tax Obligor, the date of a request from the Offshore Facility Agent,

supply to the Offshore Facility Agent:

(A)	a withholding certificate on Form W-8, Form W-9 or any other relevant form; or

(B)

any withholding statement or other document, authorisation or waiver as the Offshore Facility Agent may require to certify or establish the status of such Financier under FATCA or that other law or regulation.

(f)

The Offshore Facility Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Financier pursuant to paragraph (e) above to the Obligors’ Agent.

(g)

If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Offshore Facility Agent by a Financier pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Financier shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Offshore Facility Agent unless it is unlawful for the Financier to do so (in which case the Financier shall promptly notify the Offshore Facility Agent). The Offshore Facility Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Obligors’ Agent.

(h)

The Offshore Facility Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Financier pursuant to paragraph (e) or (g) above without further verification. The Offshore Facility Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.

11.8	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Offshore Facility Agent and the Offshore Facility Agent shall notify the other Finance Parties.

12.	COST AND EXPENSES

12.1	Transaction expenses

The Company shall, within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand, pay the Finance Parties the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement or in a Security Document; and

(b)	any other Finance Documents executed after the Original Agreement Date.

12.2	Amendment costs

If:

(a)	an Obligor requests an amendment, waiver or consent;

(b)	an amendment is required pursuant to Clause 17.8 (Change of currency); or

(c)	any amendment or waiver is contemplated or agreed pursuant to Clause 22.4 (Replacement of Rate),

each Obligor shall, within ten (10) Business Days (in the case of legal fees, within thirty (30) Business Days) of demand, reimburse the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Finance Parties in responding to, evaluating, negotiating or complying with that request or requirement.

SECTION 7

GUARANTEE

13.	GUARANTEE AND INDEMNITY

13.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each Borrower of all that Borrower’s obligations under the Finance Documents;

(b)

undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)

agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of a Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 13 if the amount claimed had been recoverable on the basis of a guarantee.

13.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

13.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 13 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

13.4	Waiver of defences

The obligations of each Guarantor under this Clause 13 will not be affected by an act, omission, matter or thing which, but for this Clause 13, would reduce, release or prejudice any of its obligations under this Clause 13 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(g)	any insolvency or similar proceedings; or

(h)	this Agreement or any other Finance Document not being executed by or binding upon any other party.

13.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 13. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

13.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in a suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this Clause 13.

13.7	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Offshore Facility Agent otherwise directs, no Guarantor will exercise or otherwise enjoy the benefit of any right which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 13:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of or provider of security for any Obligor’s obligations under the Finance Documents;

(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 13.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If any Guarantor shall receive any benefit, payment or distribution in relation to any such right it shall hold that benefit, payment or distribution (or so much of it as may be necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be paid in full) on trust for the Finance Parties, and shall promptly pay or transfer the same to the Offshore Facility Agent or as the Offshore Facility Agent may direct for application in accordance with Clause 17 (Payment Mechanics).

13.8	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

SECTION 7

CHANGES TO PARTIES

14.	CHANGES TO THE OBLIGORS

14.1	Assignments and transfers by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Financiers.

14.2	Additional Borrowers

(a)

Subject to compliance with the provisions of clause 14.11 (“Know your customer” checks) of the Common Terms Agreement and in respect of a Development Project which has been declared as an Approved Project in accordance with clause 16.15(k) (Approved Projects and Approved Buildings) of the Common Terms Agreement and which will be undertaken by a wholly-owned Subsidiary of the Company (other than an Original Borrower), such Subsidiary of the Company shall become an Additional Borrower, upon:

(i)	the Company having delivered to the Offshore Facility Agent a duly completed and executed Accession Letter;

(ii)	the Company having confirmed that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and

(iii)

the Offshore Facility Agent having received all of the documents and other evidence listed in schedule 2 (Conditions Precedent) to the Common Terms Agreement in form and substance satisfactory to the Offshore Facility Agent, in relation to that Additional Borrower.

(b)	The Offshore Facility Agent shall notify the Company and the Financiers promptly upon being so satisfied under paragraph (a)(iii) above.

(c)	The Offshore Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification under paragraph (b) above.

14.3	Additional Guarantors

(a)

Subject to compliance with the provisions of clause 14.11 (“Know your customer” checks) of the Common Terms Agreement and in respect of a Development Project which has been declared as an Approved Project in accordance with clause 16.15(k) (Approved Projects and Approved Buildings) of the Common Terms Agreement and which will be undertaken by a wholly-owned Subsidiary of the Company (other than an Original Borrower), such Subsidiary of the Company shall become an Additional Guarantor upon:

(i)	the Company having delivered to the Offshore Facility Agent a duly completed and executed Accession Letter; and

(ii)

the Offshore Facility Agent having received all of the documents and other evidence listed in schedule 2 (Conditions Precedent) of the Common Terms Agreement in form and substance satisfactory to the Offshore Facility Agent, in relation to that Additional Guarantor.

(b)	The Offshore Facility Agent shall notify the Company and the Financiers promptly upon being so satisfied under paragraph (a)(ii) above.

(c)	The Offshore Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification under paragraph (b) above.

14.4	Repetition of Representations

Delivery of an Accession Letter constitutes confirmation by the relevant Subsidiary that the representations and warranties as detailed under the Common Terms Agreement are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

SECTION 8

THE FINANCE PARTIES

15.	ROLE OF THE OFFSHORE FACILITY AGENT

15.1	Appointment of the Offshore Facility Agent

(a)	Each of the Mandated Lead Arrangers and the Financiers appoints the Offshore Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)

Each of the Mandated Lead Arrangers and the Financiers authorises the Offshore Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Offshore Facility Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

15.2	Instructions

(a)	The Offshore Facility Agent shall:

(i)

unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Offshore Facility Agent in accordance with any instructions given to it by:

(A)	all Financiers if the relevant Finance Document stipulates the matter is an all-Financier decision; and

(B)	in all other cases, the Majority Financiers; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)

The Offshore Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Financiers (or, if the relevant Finance Document stipulates the matter is a decision for any other Financier or group of Financiers, from that Financier or group of Financiers) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Offshore Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)

Save in the case of decisions stipulated to be a matter for any other Financier or group of Financiers under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Offshore Facility Agent by the Majority Financiers shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)

The Offshore Facility Agent may refrain from acting in accordance with any instructions of any Financier or group of Financiers until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Offshore Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Financiers.

(f)

The Offshore Facility Agent is not authorised to act on behalf of a Financier (without first obtaining that Financier’s consent) in any legal or arbitration proceedings relating to any Finance Document.

15.3	Duties of the Offshore Facility Agent

(a)	The Offshore Facility Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)

Subject to paragraph (c) below, the Offshore Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Offshore Facility Agent for that Party by any other Party.

(c)

Except where a Finance Document specifically provides otherwise, the Offshore Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

If the Offshore Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)

If the Offshore Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than to any Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties.

(f)

The Offshore Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

15.4	Business with the Group

Any Administrative Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group, any Obligor or any Affiliate of any Obligor.

15.5	Rights and discretions of the Offshore Facility Agent

(a)	The Offshore Facility Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised and shall have no duty to verify any signature on any document;

(ii)	assume that:

(A)	any instructions received by it from the Majority Financiers, any Financier or any group of Financiers are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Offshore Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Financiers) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under clause 18.1 (Non-payment) of the Common Terms Agreement);

(ii)	any right, power, authority or discretion vested in any Party or any group of Financiers has not been exercised; and

(iii)	any notice or request made by the Company (other than a Utilisation Request or Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Offshore Facility Agent may engage, and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Offshore Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Offshore Facility Agent (and so separate from any lawyers instructed by the Financiers) if the Offshore Facility Agent in its reasonable opinion deems this to be necessary.

(e)

The Offshore Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Offshore Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Offshore Facility Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)	Unless a Finance Document expressly provides otherwise the Offshore Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)

Notwithstanding any other provision of any Finance Document to the contrary, the Offshore Facility Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Finance Document to the contrary, the Offshore Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

15.6	Responsibility for documentation

The Offshore Facility Agent is not responsible or liable for:

(a)

the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, an Obligor or any other person given in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

15.7	No duty to monitor

The Offshore Facility Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

15.8	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Offshore Facility Agent), the Offshore Facility Agent will not be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or

(iii)

without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever but not including any claim based on the fraud of the Offshore Facility Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Offshore Facility Agent) may take any proceedings against any officer, employee or agent of the Offshore Facility Agent in respect of any claim it might have against the Offshore Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Offshore Facility Agent may rely on this paragraph (b).

(c)

The Offshore Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Offshore Facility Agent if the Offshore Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Offshore Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Offshore Facility Agent to conduct:

(i)	any “know your customer” or other procedures in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Financier or for any Affiliate of any Financier,

on behalf of any Financier and each Financier confirms to the Offshore Facility Agent that it is solely responsible for any such procedures or check it is required to conduct and that it shall not rely on any statement in relation to such procedures or check made by the Offshore Facility Agent.

(e)

Without prejudice to any provision of any Finance Document excluding or limiting the Offshore Facility Agent’s liability, any liability of the Offshore Facility Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Offshore Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Offshore Facility Agent at any time which increase the amount of that loss. In no event shall the Offshore Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Offshore Facility Agent has been advised of the possibility of such loss or damages.

15.9	Financiers’ indemnity to the Offshore Facility Agent

Each Financier shall (in proportion to its share of the Commitments or, if the Commitments are then zero, to its share of the Commitments immediately prior to their reduction to zero) indemnify the Offshore Facility Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence, in relation to any FATCA-related liability or any other category of liability whatsoever) incurred by the Offshore Facility Agent (otherwise than by reason of the Offshore Facility Agent’s gross negligence or wilful misconduct) in acting as Offshore Facility Agent under the Finance Documents (unless the Offshore Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

15.10	Resignation of the Offshore Facility Agent

(a)	The Offshore Facility Agent may resign and appoint one of its Affiliates acting through an office in Singapore as successor by giving notice to the other Finance Parties and the Company.

(b)

Alternatively, the Offshore Facility Agent may resign by giving 30 days’ notice to the other Finance Parties and the Company, in which case the Majority Financiers (after consultation with the Company) may appoint a successor Offshore Facility Agent.

(c)

If the Majority Financiers have not appointed a successor Offshore Facility Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the retiring Offshore Facility Agent (after consultation with the Company) may appoint a successor Offshore Facility Agent.

(d)

The retiring Offshore Facility Agent shall make available to the successor Offshore Facility Agent such documents and records and provide such assistance as the successor Offshore Facility Agent may reasonably request for the purposes of performing its functions as Offshore Facility Agent under the Finance Documents.

(e)	The Offshore Facility Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)

Upon the appointment of a successor, the retiring Offshore Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (d) above) but shall remain entitled to the benefit of Clause 15.16 (Indemnity to the Offshore Facility Agent) and this Clause 15 (and any agency fees for the account of the retiring Offshore Facility Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party.

(g)

After consultation with the Company, the Majority Financiers may, by notice to the Offshore Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Offshore Facility Agent shall resign in accordance with paragraph (b) above.

(h)

The Offshore Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three Months before the earliest FATCA Application Date relating to any payment to the Offshore Facility Agent under the Finance Documents:

(i)

the Offshore Facility Agent fails to respond to a request under Clause 11.7 (FATCA information) and a Financier reasonably believes that the Offshore Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Offshore Facility Agent pursuant to Clause 11.7 (FATCA information) indicates that the Offshore Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)

the Offshore Facility Agent notifies the Company and the Financiers that the Offshore Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date, and (in each case) a Financier reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Offshore Facility Agent were a FATCA Exempt Party, and that Financier, by notice to the Offshore Facility Agent, requires it to resign.

15.11	Confidentiality

(a)

In acting as agent for the Finance Parties, the Offshore Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Offshore Facility Agent, it may be treated as confidential to that division or department and the Offshore Facility Agent shall not be deemed to have notice of it.

(c)

The Offshore Facility Agent shall not be obliged to disclose to any Finance Party any information supplied to it by the Company or any Affiliates of the Company on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document.

15.12	Relationship with the Financiers

(a)

The Offshore Facility Agent may treat the person shown in its records as Financier at the opening of business (in the place of the Offshore Facility Agent’s principal office as notified to the Finance Parties from time to time) as the Financier acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Financier to the contrary in accordance with the terms of this Agreement.

(b)

Any Financiers may by notice to the Offshore Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Financier under the Finance Documents. Such notice shall contain the address, fax number and electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Financier for the purposes of clause 24.2 (Addresses) of the Common Terms Agreement and the Offshore Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Financier.

15.13	Credit appraisal by the Financiers

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Financier confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)

whether that Financier has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)

the adequacy, accuracy and/or completeness of any information provided by the Offshore Facility Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

15.14	Offshore Facility Agent’s management time

Any amount payable to the Offshore Facility Agent under clause 15.16 (Indemnity to the Offshore Facility Agent) and Clause 12 (Cost and Expenses), and Clause 15.9 (Financiers’ indemnity to the Offshore Facility Agent) shall include the cost of utilising the Offshore Facility Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Offshore Facility Agent may notify to the Company and the Financiers, and is in addition to any fee paid or payable to the Offshore Facility Agent under Clause 10 (Fees).

15.15	Deduction from amounts payable by the Offshore Facility Agent

If any Party owes an amount to the Offshore Facility Agent under the Finance Documents the Offshore Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Offshore Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

15.16	Indemnity to the Offshore Facility Agent

The Company shall promptly indemnify the Offshore Facility Agent from and against any cost, expense, claim, loss or liability incurred by the Offshore Facility Agent (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default;

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(c)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement.

15.17	No fiduciary duties

(a)	Nothing in this Agreement constitutes the Offshore Facility Agent as a trustee or fiduciary of any other person.

(b)	The Offshore Facility Agent shall not be bound to account to any Financier for any sum or the profit element of any sum received by it for its own account.

15.18	Offshore Facility Agent to be regarded as a division (confidentiality related)

(a)

In acting as Offshore Facility Agent under the Finance Documents, the Offshore Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate legal person from any other of its branches, divisions or departments.

(b)

If information is received by another branch, division or department of the legal person which is the Offshore Facility Agent, it may be treated as confidential to that branch, division or department and the Offshore Facility Agent shall not be deemed to have notice of it.

16.	SHARING AMONG THE FINANCE PARTIES

16.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers (whether by set-off or otherwise) any amount from an Obligor other than in accordance with Clause17 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Offshore Facility Agent;

(b)

the Offshore Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Offshore Facility Agent and distributed in accordance with Clause17 (Payment Mechanics), without taking account of any Tax which would be imposed on the Offshore Facility Agent in relation to the receipt, recovery or distribution; and

(c)

the Recovering Finance Party shall, within three Business Days of demand by the Offshore Facility Agent, pay to the Offshore Facility Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Offshore Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 22.5 (Partial payments) of the Common Terms Agreement.

16.2	Redistribution of payments

The Offshore Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with clause 22.5 (Partial payments) of the Common Terms Agreement towards the obligations of that Obligor to the Sharing Finance Parties.

16.3	Recovering Finance Party’s rights

(a)

On a distribution by the Offshore Facility Agent under Clause 16.2 (Redisribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

(b)

If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the relevant Obligor shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

16.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)

each Sharing Finance Party shall, upon request of the Offshore Facility Agent, pay to the Offshore Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

16.5	Exceptions

(a)

This Clause 16 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 16, have a valid and enforceable claim against the relevant Obligor.

(b)

A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)

that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 9

ADMINISTRATION

17.	PAYMENT MECHANICS

17.1	Payments to the Offshore Facility Agent

(a)

On each date on which an Obligor or a Financier is required to make a payment under a Finance Document, that Obligor or Financier shall make the same available to the Offshore Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Offshore Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Offshore Facility Agent, in each case, specifies.

17.2	Distributions by the Offshore Facility Agent

(a)

Each payment received by the Offshore Facility Agent under the Finance Documents for another Party shall, subject to Clause 17.3 (Distributions to an Obligor) and Clause 17.4 (Clawback) be made available by the Offshore Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Financier, for the account of its Facility Office), to such account as that Party may notify to the Offshore Facility Agent by not less than five Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency.

(b)

The Offshore Facility Agent shall distribute payments received by it in relation to all or any part of a Loan to the Financier indicated in the records of the Offshore Facility Agent as being so entitled on that date provided that the Offshore Facility Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to clause 19 (Changes to the Finance Parties) of the Common Terms Agreement to the Financier so entitled immediately before such transfer took place regardless of the period to which such sums relate.

17.3	Distributions to an Obligor

The Offshore Facility Agent may (with the consent of the Obligor or in accordance with Clause 18 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

17.4	Clawback

(a)

Where a sum is to be paid to the Offshore Facility Agent under the Finance Documents for another Party, the Offshore Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Offshore Facility Agent pays an amount to another Party and it proves to be the case that the Offshore Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Offshore Facility Agent shall on demand refund the same to the Offshore Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Offshore Facility Agent, calculated by the Offshore Facility Agent to reflect its cost of funds.

17.5	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

17.6	Business Days

(a)

Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

17.7	Currency of account

(a)	Subject to paragraphs (b) and (c) below, US Dollar is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than US Dollar shall be paid in that other currency.

17.8	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Offshore Facility Agent (after consultation with the Company); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Offshore Facility Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Offshore Facility Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

18.	SET-OFF

If an Event of Default is continuing, the Obligors agree that a Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

19.	CALCULATIONS AND CERTIFICATES

19.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

19.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

19.3	Day count convention and interest calculation

(a)	Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:

(i)	on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and

(ii)	subject to paragraph (b) below, without rounding.

(b)	The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to 2 decimal places.

20.	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

21.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

22.	AMENDMENTS AND WAIVERS

22.1	Required consents

(a)

Subject to the provisions of the Common Terms Agreement, Clause 22.2 (All-Financier matters) and Clause 22.3 (Other exceptions), any term of the Finance Documents (other than the Hedging Agreements) may be amended or waived only with the consent of the Majority Financiers and the Obligors’ Agent (in accordance with Clause 2.5(Obligors’ Agent) and paragraph (c) below) provided always that any such amendment or waiver shall not result in any inconsistency with the provisions of the Common Terms Agreement, and any such amendment or waiver will be binding on all Parties.

(b)	The Offshore Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 22.

(c)

Without prejudice to the other provisions of this Agreement, each Obligor agrees to any such amendment or waiver permitted by this Clause 22 which is agreed to by the Obligors’ Agent. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Obligors.

22.2	All-Financier matters

Subject to the provisions of the Common Terms Agreement, an amendment or waiver of any term of any Finance Document (other than the Hedging Agreements) that has the effect of changing or which relates to:

(a)	the definition of “Majority Financiers” in Clause 1.1 (Definitions);

(b)	an extension to the date of payment of any amount under the Finance Documents;

(c)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)

an increase in any Commitment, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Financiers rateably under the relevant Facility;

(f)	a change to the Borrowers or Guarantors other than in accordance with Clause 14 (Changes to the Obligors);

(g)	any provision which expressly requires the consent of all the Financiers;

(h)	Clause 2.2 (Increase – Accordion Option), Clause 2.4 (Finance Parties’ rights and obligations), Clause 14 (Changes to the Obligors), or this Clause 22; or

(i)	the nature or scope or release of the guarantee and indemnity granted under Clause 13 (Guarantee and Indemnity),

shall not be made without the prior consent of all the Financiers, and in respect of paragraph (i) above, shall not be made without the prior consent of all the Financiers and the Hedge Counterparties.

22.3	Other exceptions

An amendment or waiver which relates to the rights or obligations of any Administrative Party (each in their capacity as such) may not be effected without the consent of such Administrative Party.

22.4	Replacement of Rate

(a)	Subject to Clause 22.3 (Other exceptions), any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Benchmark; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Benchmark;

(B)

enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)

adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Offshore Facility Agent (acting on the instructions of the Majority Financiers) and the Obligors.

(b)	An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Loan under this Agreement to any recommendation of a Relevant Nominating Body which:

(i)	relates to the use of the RFR on a compounded basis in the international or any relevant domestic syndicated loan markets; and

(ii)	is issued on or after the Original Agreement Date,

may be made with the consent of the Offshore Facility Agent (acting on the instructions of the Majority Financiers) and the Company.

(c)

If any Financier fails to respond to a request for an amendment or waiver described in paragraph (a) or paragraph (b) above within ten (10) Business Days (or such longer time period in relation to any request which the Company and the Offshore Facility Agent may agree) of that request being made:

(i)

its Offshore Facility Commitment or Accordion Facility Commitment shall not be included for the purpose of calculating the Commitments under the relevant Facility when ascertaining whether any relevant percentage of Commitments has been obtained to approve that request; and

(ii)	its status as a Financier shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Financiers has been obtained to approve that request.

(d)	In this Clause 22.4:

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Relevant Rate” means the RFR.

“Replacement Benchmark” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for the Relevant Rate by:

(i)	the administrator of that Relevant Rate; or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)

in the opinion of the Majority Financiers and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to the Relevant Rate; or

(c)	in the opinion of the Majority Financiers and the Company, an appropriate successor to the Relevant Rate.

23.	CONFIDENTIALITY OF FUNDING RATES

23.1	Confidentiality and disclosure

(a)	The Offshore Facility Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.

(b)	The Offshore Facility Agent may disclose:

(i)	any Funding Rate to the Obligors’ Agent pursuant to Clause 7.4 (Notification of rates of interest); and

(ii)

any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Offshore Facility Agent and the relevant Financier.

(c)	The Offshore Facility Agent and each Obligor may disclose any Funding Rate, to:

(i)

any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)

any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Offshore Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)

any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Offshore Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Financier.

23.2	Related obligations

(a)

The Offshore Facility Agent and each Obligor acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Offshore Facility Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose.

(b)

The Offshore Facility Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Financier upon becoming aware that any information has been disclosed in breach of this Clause 23.

23.3	No Event of Default

No Event of Default will occur by reason only of an Obligor’s failure to comply with this Clause 23.

23.4	Use of Deal Site by Offshore Facility Agent

(a)	The Offshore Facility Agent may elect that:

(i)	any Obligor may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to the Offshore Facility Agent;

(ii)	any Financier may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to the Offshore Facility Agent; and/or

(iii)	the Offshore Facility Agent may satisfy its obligations under this Agreement or other Finance Documents to deliver any information to any Obligor or any Financier,

by posting such information on an electronic website designated by the Offshore Facility Agent for such purpose (“Deal Site”) by notifying each such affected Obligor and Financier of its intention that such Deal Site be used for such purpose (whereupon each such Obligor or Financier or the Offshore Facility Agent may so satisfy such obligations).

(b)

Any costs and expenses incurred by the Offshore Facility Agent in relation to the Deal Site shall be for the account of the Company. If applicable, each Obligor consents to the use of its logo on the Deal Site.

(c)

The Offshore Facility Agent shall, at its discretion or upon request of the relevant Party, disclose the website (or other electronic) address of and any relevant password specifications for the Deal Site (“Access Information”) to one or more officers, directors, employees or other representatives (“Representatives”) of each Party that the Offshore Facility Agent has elected to deliver information to or receive information from through the Deal Site.

(d)	Each Party using the Deal Site agrees to:

(i)	keep all Access Information confidential and not to disclose it to anyone, other than such of its Representatives as it has requested the Offshore Facility Agent to provide Access Information to; and

(ii)

ensure that all persons to whom they give access can properly receive the information available on the Deal Site, including (in the case of a Financier) under clause 19.12 (Disclosure of Information) of the Common Terms Agreement.

(e)

If the Deal Site is not available for any reason, promptly following this being brought to its attention, the Offshore Facility Agent shall provide communications to the affected Parties by another means as contemplated by this Clause 23.4. A Party will notify the Offshore Facility Agent promptly if it is (despite being in receipt of the relevant Access Information) unable to access or use the Deal Site or if it becomes aware that the Deal Site is or has been infected by an electronic virus or similar software.

(f)

Each of the Parties agrees that: (i) the Offshore Facility Agent shall not be liable for any cost, loss or liability incurred by any Party as a result of its access or use of the Deal Site or its inability to access or use the Deal Site; and (ii) the Offshore Facility Agent is under no obligation to monitor access to or the availability of the Deal Site.

(g)

The Offshore Facility Agent may terminate a Deal Site at any time. If such termination occurs whilst amounts remain outstanding under the Facilities the Offshore Facility Agent shall (unless such termination arises as a result of technical failure of the Deal Site (including as a result of infection by an electronic virus or similar software) or as a result of a concern as to the security and confidentiality of the Deal Site), if reasonably practicable, give not less than three (3) days’ prior notice to each affected Party of such termination.

24.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 10

GOVERNING LAW AND ENFORCEMENT

25.	GOVERNING LAW

This Agreement is governed by and shall be construed in accordance with Singapore law.

26.	ENFORCEMENT

26.1	Arbitratrion

(a)

Any dispute, controversy or claim arising in any way out of or in connection with this Agreement (including: (1) any contractual rights, obligations or liabilities; and (2) any issue as to the existence, validity or termination of any Finance Document) shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre (SIAC) in accordance with its Arbitration Rules for the time being in force (“SIAC Rules”, which rules are deemed to be incorporated by reference in this Clause 26.

(b)

The arbitral tribunal shall consist of three arbitrators. The Company shall nominate one arbitrator and the Financiers shall nominate one arbitrator. The two arbitrators thus appointed shall nominate the third arbitrator who shall be the presiding arbitrator. If within 10 Business Days of a request from the other party to do so a party fails to nominate an arbitrator or if the two arbitrators fail to nominate the third arbitrator within 10 Business Days after the appointment of the second arbitrator, the appointment shall be made, upon request of a party, by the Chairman of the Singapore International Arbitration Centre in accordance with the SIAC Rules.

(c)	The seat of the arbitration shall be Singapore, the procedural law of arbitration shall be Singapore law and the language of the arbitration proceedings shall be English.

(d)	This Clause 26.1 shall be governed by Singapore law.

26.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Singapore):

(a)

irrevocably appoints DayOne Data Centers Singapore Pte. Ltd. whose office address for service is 5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985 (Attention: [***]) as its agent for service of process in relation to any proceedings before an arbitral tribunal in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Each Obligor expressly agrees and consents to the provisions of this Clause 26.2.

26.3	Waiver of immunities

To the extent that:

(a)

an Obligor may in any jurisdiction claim for itself or its assets (irrespective of their use or intended use) immunity on the grounds of sovereignty or other similar grounds from suit, arbitration proceeding, jurisdiction of any court, relief by way of injunction or order for specific performance or recovery of property, execution or enforcement, attachment (whether in aid of execution, before judgment or otherwise) or other legal process; and

(b)	in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed),

that Obligor agrees not to claim and waives (in each case, irrevocably and unconditionally) such immunity to the fullest extent permitted by applicable law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OBLIGORS

Name of Original Borrower	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

Name of Original Guarantor	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia

DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia

DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia

DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

PART II

THE ORIGINAL OFFSHORE FINANCIERS

Name of Original Offshore Financier	Commitments (USD) – Initial Offshore Facility
	Commitments as at the Original Agreement Date (USD)	Commitments as at the signing of the Amendment and Restatement Deed (OFA) (USD)
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Name of Original Offshore Financier	Commitments (USD) – Upsize Offshore Facility
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

PART III

THE ORIGINAL HEDGE COUNTERPARTIES

Name of Original Hedge Counterparty

Standard Chartered Bank (Singapore) Limited

United Overseas Bank Limited

Oversea-Chinese Banking Corporation Limited

CIMB Bank Berhad

Crédit Agricole Corporate and Investment Bank

Malayan Banking Berhad

DBS Bank Ltd.

SCHEDULE 2

FORM OF ACCESSION LETTER

To: [  ] as Offshore Facility Agent

From: [Subsidiary] and [Company]

Dated:

WG DATA HUB SDN. BHD. / DAYONE - Facility Agreement dated [•] (the “Facility Agreement”)

1.

We refer to the Facility Agreement. This is an Accession Letter. Terms defined in the Facility Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.

[Subsidiary] agrees to become an Additional [Borrower and an Additional Guarantor]/[Guarantor] and to be bound by the terms of the Facility Agreement as an Additional [Borrower and an Additional Guarantor]/[Guarantor] pursuant to [Clause 14.2 (Additional Borrowers)]/[Clause 14.3 (Additional Guarantors)] of the Facility Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].

3.	[The Company confirms that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.]

4.	[Subsidiary’s] administrative details are as follows: Address:

Fax No:

Attention:

5.	This Accession Letter is governed by and shall be construed in accordance with Singapore law.

This Accession Letter is entered into by deed.

[Company]	[Subsidiary]

SCHEDULE 3

TIMETABLES

Specified Time

Offshore Facility Agent notifies the Financiers of the Loan in accordance with Clause 5.2 (Financiers’ participation)	11:00 am (Hong Kong time) 2 Business Days prior to proposed Utilisation Date

SCHEDULE 4

COMPOUNDED RATE TERMS

Cost of funds as a fallback

Cost of funds will apply as a fallback.

Definitions

Business Day Conventions (definition of “Month” and Clause 8.2 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i) subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b)   If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:	(a) The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or

(b) if that target is not a single figure, the arithmetic mean of:

(i) the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and

(ii) the lower bound of that target range.

Central Bank Rate Adjustment:	None specified.

Daily Rate:	The “Daily Rate” for any RFR Banking Day is:

(a) the RFR for that RFR Banking Day;

(b) if RFR is not available for at least one, but no more than 5 consecutive RFR Banking Days, the percentage rate per annum which is the aggregate of:

(i) the Central Bank Rate for that RFR Banking Day; and

(ii) (if applicable) the Central Bank Rate Adjustment; or

(c) if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i) the most recent Central Bank Rate for a day which is no more than 5RFR Banking Days before that RFR Banking Day; and

(ii) (if applicable) Central Bank Rate Adjustment,

rounded, in either case, to five decimal places and if, in either case, that rate is less than zero, the Daily Rate shall be deemed to be zero.

Lookback Period:	Five (5) RFR Banking Days.

Market Disruption Rate:	The percentage rate per annum which is the Cumulative Compounded RFR Rate for the Interest Period of the relevant Loan.

Relevant Market:	The market for overnight cash borrowing in USD collateralised by US Government securities.

Reporting Day:	The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period.

RFR:	The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).

RFR Banking Day:	Any day other than:

(a) a Saturday or Sunday; and

(b)   a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

Reporting Times

Deadline for Financiers to report market disruption in accordance with Clause 9.2 (Market disruption)	Close of business in Hong Kong on the Reporting Day for the relevant Loan.

Deadline for Financiers to report their cost of funds in accordance with Clause 9.3 (Cost of funds)	Close of business on the date falling two (2) Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling two (2) Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

SCHEDULE 5

DAILY NON-CUMULATIVE COMPOUNDED RFR RATE

The “Daily Non-Cumulative Compounded RFR Rate” for any RFR Banking Day “i” during an Interest Period for a Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below:

where:

“UCCDRi” means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day “i”;

“UCCDRi-1” means, in relation to that RFR Banking Day “i”, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;

“ni” means the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and

the “Unannualised Cumulative Compounded Daily Rate” for any RFR Banking Day (the “Cumulated RFR Banking Day”) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose):

where:

“ACCDR” means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;

“tni” means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;

“Cumulation Period” means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day;

67

“dcc” has the meaning given to that term above; and the “Annualised Cumulative Compounded Daily Rate” for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to five decimal places) calculated as set out below:

where:

“d0” means the number of RFR Banking Days in the Cumulation Period;

“Cumulation Period” has the meaning given to that term above;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period;

“DailyRatei-LP” means, for any RFR Banking Day “i” in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i” in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” has the meaning given to that term above; and

“tni” has the meaning given to that term above.

SCHEDULE 6

CUMULATIVE COMPOUNDED RFR RATE

The “Cumulative Compounded RFR Rate” for any Interest Period for a Compounded Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of “Annualised Cumulative Compounded Daily Rate” in Schedule 6 (Daily Non-Cumulative Compounded RFR Rate)) calculated as set out below:

where:

“d0” means the number of RFR Banking Days during the Interest Period;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period;

“DailyRatei-LP” means for any RFR Banking Day “i” during the Interest Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i”, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and

“d” means the number of calendar days during that Interest Period.

EXECUTION OF THIS AGREEMENT

[Intentionally left blank]

SCHEDULE 2

THE ORIGINAL PARTIES

PART I

THE ORIGINAL BORROWERS

Name of Original Borrower	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia
DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia
DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia
DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

PART II

THE ORIGINAL GUARANTORS

Name of Original Guarantor	Registration Number (or equivalent, if any)	Jurisdiction of Incorporation
WG Data Hub Sdn. Bhd.	202301048472 (1542386-H)	Malaysia
DayOne Data Centers Malaysia I Sdn. Bhd.	202101022855 (1423155-H)	Malaysia
DayOne Data Centers Malaysia II Sdn. Bhd.	202201045437(1491134-T)	Malaysia
DayOne Data Centers Malaysia III Sdn. Bhd.	202201045776 (1491473-T)	Malaysia

7

SCHEDULE 3

THE ORIGINAL OFFSHORE FINANCIERS – UPSIZE OFFSHORE FACILITY

Name of Original Offshore Financier
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

8

EXECUTION

AN ORIGINAL BORROWER

Signed, sealed and delivered as a deed	)
for and on behalf of	)

WG DATA HUB SDN. BHD.	)

(Registration Number 202301048472 (1542386-H)))

by:	)

Director	Director / Authorised Signatory
Name: [***]	Name: [***]
NRIC No.:[***]	NRIC No.:[***]

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL BORROWER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL BORROWER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director	Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL BORROWER

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

Signed, sealed and delivered as a deed	)

for and on behalf of	)

WG DATA HUB SDN. BHD.	)

(Registration Number 202301048472 (1542386-H)))

by:	)

Director		Director / Authorised Signatory
Name: [***]		Name: [***]
NRIC No.:[***]		NRIC No.:[***]

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA I SDN. BHD.	)

(Registration Number 202101022855 (1423155-H)))

was hereunto affixed in the presence of :	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA II SDN. BHD.	)

(Registration Number 202201045437(1491134-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL GUARANTOR

The Common Seal of	)

DAYONE DATA CENTERS	)

MALAYSIA III SDN. BHD.	)

(Registration Number 202201045776 (1491473-T)))

was hereunto affixed in the presence of	)

Director		Director / Secretary

Address:	5 Temasek Boulevard, #10-06 Suntec Tower 5, Singapore 038985

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of))

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)
)
)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	N/A

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE MANDATED LEAD ARRANGER

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

)

)

)

)

Address:	80 Raffles Place #03-01 UOB Plaza 1 Singapore 048624

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

CREDIT AGRICOLE CORPORATE AND	)

INVESTMENT BANK	)

(Registration Number UEN S74FC2397J))

by	)

Address:	2 Central Boulevard, West Tower #12-01, IOI Central Boulevard Towers, Singapore 018916

Fax No.:	N/A

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE JOINT COORDINATOR

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

MAYBANK INVESTMENT BANK BERHAD	)

(Registration Number 197301002412)

(0015938-H)))

by	)

Address:	67th Floor, Menara Merdeka Maybank, Presint 118, 50118, Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(SINGAPORE) LIMITED	)

(Registration Number 201224747C))

by	)

Address:	8, Marina Boulevard Marina Bay Financial Centre Tower 1, Level 19, Singapore 018981

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK LIMITED	)

(Registration Number 193500026Z))

by	)

Address:	1 Raffles Place #23-61 One Raffles Place Tower 2 Singapore 048616

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

UNITED OVERSEAS BANK	)

(MALAYSIA) BHD	)

(Registration Number 199301017069 (271809-K)))

by	)

Address:	Level 25, UOB Plaza 1 KL, 7 Jalan Raja Laut, 50350 Kuala Lumpur, Malaysia

Fax No.:	N/A

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OVERSEA-CHINESE BANKING	)

CORPORATION LIMITED	)

(Registration Number 193200032W))

by	)

Address:	65 Chulia Street #10-00 OCBC Centre Singapore 049513

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

OCBC AL-AMIN BANK BERHAD	)

(Registration Number 200801017151 (818444-T)))

by	)

Address:	13th Floor, Menara OCBC, 18 Jalan Tun Perak, 50050 Kuala Lumpur, Malaysia

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB INVESTMENT BANK BERHAD	)

(Registration Number 197401001266 (18417-M)))

by	)

Address:	17th Floor Menara CIMB, No.1 Jalan Stesen Sentral 2, Kuala Lumpur Sentral, 50470 Kuala Lumpur

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

CIMB BANK BERHAD,	)

SINGAPORE BRANCH	)

(Registration Number S99FC5759D))

by	)

Address:	30 Raffles Place #04-01, Singapore 048622

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE GREEN FINANCING COORDINATOR

Signed for and on behalf of	)

DBS BANK LTD.	)

(Registration Number 196800306E))

by	)

Address:	12 Marina Boulevard, Level 46 DBS Asia Central, Marina Bay Financial Centre Tower 3, Singapore 018982

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Telephone:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

For Credit Matter

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

For Operational Matter

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number ))

by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

(Registration Number [***]))
by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

[***]	)

[***]	)

[***]	)

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.:	[***]

Email:	[***]

Attention:	[***]

Execution Pages

AN ORIGINAL OFFSHORE FINANCIER – UPSIZE OFFSHORE FACILITY

Signed for and on behalf of	)

[***]	)

(Registration Number [***]))

by	)

Address:	[***]

Fax No.	[***]

Email:	[***]

Attention:	[***]

Execution Pages

THE OFFSHORE FACILITY AGENT

Signed for and on behalf of	)

STANDARD CHARTERED BANK	)

(HONG KONG) LIMITED	)

(Registration Number 34144373))

by	)

Address:	18th Floor, Standard Chartered Tower, 388 Kwun Tong Road, Kwun Tong, Hong Kong.

Fax No.:	+852 2810 0180

Email:	[***]

Attention:	[***]

Execution Pages